September 1, 2026

Summary

Prospectus

Victory Ultra Short-Term Bond Fund

Fund Shares	Institutional Shares	Class A	Class C	Class R6
UUSTX	UUSIX	USBAX	—	URUSX

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.

You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

vcm.com

(800) 235-8396

Victory Ultra Short-Term Bond Fund Summary

Investment Objective

The Victory Ultra Short-Term Bond Fund (the “Fund”) seeks to provide high current income consistent with preservation of principal.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 22 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.

Shareholder Fees

(paid directly from your investment)

	Fund	Institutional
	Shares	Shares	Class A	Class R6

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of purchase or sale price)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees1	0.28%	0.29%	0.24%	0.28%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%

Other Expenses	0.33%	0.31%	1.49%	0.30%

Total Annual Fund Operating Expenses	0.61%	0.60%	1.98%	0.58%

Fee Waiver/Expense Reimbursement2	0.00%	0.00%	(1.13)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement2	0.61%	0.60%	0.85%	0.43%

1The management fee is comprised of a base fee (which is equal to an annualized rate of 0.24% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Ultra Short Obligations Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.

2Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.60%, 0.55%, 0.85%, and 0.39% of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Ultra Short-Term Bond Fund Summary

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$62	$195	$340	$762

Institutional Shares	$61	$192	$335	$750

Class A	$87	$512	$963	$2,215

Class R6	$44	$171	$309	$711

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally one year or less. The Fund invests primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; Yankee obligations; and other securities believed to have debt-like characteristics. The managers implement the Fund’s strategy by seeking to select securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.

In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds.

Principal Risks

The Fund’s investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other

Victory Ultra Short-Term Bond Fund Summary

events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.

Credit Risk – The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.

Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

Yankee Bonds Risk – Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets and are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Yankee obligations are also subject to the imposition of foreign withholding taxes, the risks of expropriation or nationalization of foreign issuers, and certain sovereign risks.

Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.

Victory Ultra Short-Term Bond Fund Summary

Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value.

Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s regulatory broad-based securities market index the Fund’s benchmark index, and an additional index of funds with similar investment objectives. The Bloomberg U.S. Aggregate Bond Index serves as the Fund’s regulatory broad-based securities market index. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800)

235-8396.

Victory Ultra Short-Term Bond Fund Summary

Calendar Year Returns for Fund Shares

8%
7%								6.45%
									6.20%
6%
										5.24%
5%				4.37%

4%
3%					2.81%

2%	1.73% 1.51% 1.40%

1%						0.80%

0%
-1%							-0.68%

-2%
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	5.35%	June 30, 2020
Lowest Quarter	-5.36%	March 31, 2020
Year-to-date return	1.85%	June 30, 2026

				10 Years
Average Annual Total Returns				(or Life
(For the Periods Ended December 31, 2025)		1 Year	5 Years	of Class)
FUND SHARES Before Taxes		5.24%	3.56%	2.96%

FUND SHARES After Taxes on Distributions		3.19%	2.07%	1.80%

FUND SHARES After Taxes on Distributions and Sale of Fund Shares		3.07%	2.08%	1.76%

INSTITUTIONAL SHARES Before Taxes		5.24%	3.61%	2.99%

CLASS A Before Taxes		4.96%	3.30%	3.55%1
CLASS R6 Before Taxes		5.41%	3.75%	3.32%2
Indices

Bloomberg U.S. Aggregate Bond Index
reflects no deduction for fees, expenses, or taxes		7.30%	-0.36%	2.01%

Bloomberg U.S. Treasury Bellwethers 3 Month Index
reflects no deduction for fees, expenses, or taxes		4.24%	3.22%	2.21%

Lipper Ultra Short Obligations Funds Index
reflects no deduction for taxes		4.86%	3.29%	2.58%

1Inception date of Class A is June 29, 2020.

2 Inception date of Class R6 is March 1, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

Victory Ultra Short-Term Bond Fund Summary

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.

Portfolio Management

	Title	Tenure with the Fund
Chief Investment Officer, Head of
Fixed Income Portfolio
Management, and Senior
James F. Jackson Jr., CFA	Portfolio Manager		Since 2019
Brian W. Smith, CFA, CPA	Senior Portfolio Manager		Since 2018
Portfolio Manager and Senior
Douglas J. Rollwitz, CFA, CPA	Fixed Income Research Analyst		Since 2018
R. Neal Graves, CFA, CPA	Senior Portfolio Manager		Since 2019
Portfolio Manager and Senior
Zachary Winters, CFA	Fixed Income Research Analyst		Since 2025
Purchase and Sale of Fund Shares

Investment Minimums	Fund Shares	Institutional Shares	Class A	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	None

Minimum Subsequent Investments	$50	None	$50	None

You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Victory Ultra Short-Term Bond Fund Summary

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the Class R6 shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds

P.O. Box 182903

Columbus, OH 43218-2903

98027-0926